Delivering the Power of Sight Investor Presentation January 2023 ™

1 Forward-Looking Statements This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements other than statements of historical fact, including statements regarding These forward-looking statements include, but are not limited to, statements concerning the following: estimates of the Company’s total addressable market; the Company’s ability to enter into and compete in new markets; the Company’s ability to compete effectively with existing competitors and new market entrants; the Company’s ability to scale our infrastructure; the Company’s ability to manage and grow its business by expanding our sales to existing customers or introducing our products to new customers; the Company’s ability to obtain and maintain regulatory approvals and clearances for its products that support its revenue projections, business strategies and growth; the Company’s ability to successfully execute its clinical trial roadmap; and the Company’s ability to obtain and maintain sufficient reimbursement for its products. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. Management bases these forward-looking statements on its current expectations, plans and assumptions affecting the Company’s business and industry, and such statements are based on information available as of the time such statements are made. Although management believes these forward-looking statements are based upon reasonable assumptions, it cannot guarantee their accuracy or completeness. Forward-looking statements are subject to and involve risks, uncertainties and assumptions that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance, or achievements predicted, assumed or implied by such forward-looking statements. Some of the risks and uncertainties that may cause actual results to materially differ from those expressed or implied by these forward-looking statements are discussed under the caption “Risk Factors” in the Company’s filings with the U.S. Securities and Exchange Commission, as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Certain information contained in this presentation relates to, or is based on, studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its own estimates and research are reliable, such estimates and research have not been verified by any independent source. We have proprietary rights to trademarks, trade names and service marks appearing in this presentation that are important to our business. Solely for convenience, the trademarks, trade names and service marks may appear in this presentation without the ® and ™ symbols, but any such references are not intended to indicate, in any way, that we forgo or will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensors to these trademarks, trade names and service marks. All trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. We do not intend our use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. Without limitation, SIGHT SCIENCES™, OMNI®, SION™ and TEARCARE® are trademarks of Sight Sciences, Inc. in the United States and other countries. 1

2 Transform Ophthalmology and Optometry through products that target the underlying causes of the world’s most prevalent eye diseases Establish new treatment paradigms and create an interventional mindset in Eyecare to replace conventional outdated approaches Our Mission Goal: Products that Restore Natural Functionality of Diseased Eyes to Deliver Consistent, Effective and Safe Outcomes for Patients

CURRENT PRODUCT PORTFOLIO Additional products in development to build comprehensive portfolio of POAG and DED treatment options Glaucoma is #1 cause of irreversible blindness Microinvasive Glaucoma Surgery (MIGS) is the leading innovation in primary open-angle glaucoma (POAG) treatment Underdeveloped Standalone MIGS segment represents $5 billion U.S. market opportunity OMNI® indicated to treat all severities of POAG in adults with or without concomitant cataract surgery Introduced innovative SION™ Surgical Instrument for bladeless goniotomy 3Q2022 Increasing dry eye disease (DED) prevalence linked to many prominent demographic, medical and sociological trends Meibomian gland disease (MGD) is associated with 86% of DED cases but severely undertreated in current DED practice Massive need for patient access to effective MGD treatments TearCare® indicated for patients with evaporative DED due to MGD 3.4M Diagnosed U.S. patients $6Bn U.S. TAM Surgical Glaucoma Dry Eye 14M Evaporative DED diagnosed U.S. patients $10Bn U.S. TAM >130k Cases Performed1 >20k Cases Performed1 As of September 30, 2022. 3

Strategic Value-Creation Initiatives Expand Presence in Established Combination Cataract MIGS Segment in POAG Continue gaining adoption among existing base of >5,600 MIGS-trained surgeons Continue penetrating Combination Cataract segment by leveraging superior efficacy of OMNI® Establish SION as best-in-class goniotomy device among targeted customer subsets More established market with compelling growth : $1BN U.S. TAM, ~1/3 penetrated Develop and Grow Underserved Standalone MIGS Segment in POAG Significant untapped opportunity in 5x larger Standalone MIGS segment Enable surgeons to intervene earlier in disease progression with minimally invasive procedure, treating patients not requiring cataract surgery Expand use by existing OMNI-trained surgeons from Combination Cataract cases to Standalone cases Educate POAG community regarding earlier potential Standalone interventions, help connect with OMNI-trained surgeons Develop Market Access for TearCare® Procedures Long term strategy with multiple complementary elements SAHARA RCT versus Restasis® – designed with input from eight payor medical directors to demonstrate effectiveness and durability Increase real-world usage and claims submissions December 2021 FDA clearance expanded indication for use Convert existing Category III CPT code (0563T) to permanent Category I code Bedrock of Clinical Excellence: numerous completed, ongoing and planned trials in POAG and DED 4

Surgical glaucoma ™

5 OMNI: Leading Indication for Use for Both Combination Cataract and Standalone MIGS OMNI enables two sequential, ab interno MIGS procedures up to 360° each in adults with POAG – intuitive, minimally invasive, performed through a single clear corneal microincision Trabeculotomy using OMNI Canaloplasty using OMNI “for canaloplasty (microcatheterization and transluminal viscodilation of Schlemm's canal) followed by trabeculotomy (cutting of trabecular meshwork) to reduce intraocular pressure (IOP) in adult patients with primary open–angle glaucoma” Conventional ab externo canaloplasty and trabeculotomy procedures are effective, but invasive (deep scleral incisions) and can be associated with significant complications + longer recovery times Schlemm’s Canal Schlemm’s Canal Trabecular Meshwork Trabecular Meshwork Collector Channels Cannula Tip Cannula Tip Microcatheter Microcatheter Clear Corneal Microincision Clear Corneal Microincision Collector Channels

We believe (i) there is NO diagnostic to determine where the resistance is in the conventional outflow pathway and (ii) OMNI® is singularly well-suited to address all 3 primary points of resistance OMNI®: Comprehensive Mechanisms of Action TRABECULAR MESHWORK SCHLEMM’S CANAL COLLECTOR CHANNELS Trabecular Bypass Stents Canaloplasty Only Trabeculotomy Only 1 2 3 1 2 3 TRABECULAR MESHWORK SCHLEMM’S CANAL DISTAL COLLECTOR CHANNELS Canaloplasty using OMNI expands and dilates Schlemm’s canal and collector channels We believe OMNI is singularly well-suited among MIGS devices to comprehensively address all 3 primary points of resistance in the conventional outflow pathway Trabeculotomy using OMNI unroofs the trabecular meshwork 6

19 Designed in-house; microengineered & precision-manufactured using specialized lasers 7 Fully meets AAO definition of goniotomy, aligns with Category I CPT code 65820 Innovative design bladelessly excises diseased trabecular meshwork across several clock-hours Targeting specific subsets of customers; minimal expected overlap with OMNI Bladeless Goniotomy

Enabling an Interventional Mindset in POAG PRESCRIPTION MEDICATIONS Surgeons can use OMNI® to intervene across a broad population of POAG patients STANDALONE (>85%1 of POAG; ~5.4M eyes) COMBINATION CATARACT (<15%1; ~0.8M eyes) CONVENTIONAL TREATMENTS TRABECULAR BYPASS STENTS LASER TRABECULOPLASTY CONVENTIONAL SURGERY MILD (~40%) MODERATE (~40%) ADVANCED (~20%) Represents estimated % of U.S. POAG patients.  1 1 ALTERNATIVE BYPASS STENTS MIGS GONIOTOMY 1 8

OMNI®: Customizable to All 6 MIGS Categories in POAG Low Risk of Hyphema Consistency of Efficacy Degree of Efficacy Represents estimated % of U.S. POAG TAM. OMNI canaloplasty alone indication for use is currently investigational in the U.S. Mild Disease (40%)1 Moderate Disease (40%)1 Advanced Disease (20%)1 Primary Distinguishing Treatment Requirements for MIGS Procedures: 360° Canaloplasty alone2 or Goniotomy 360° Canaloplasty + 90° - 180° Trab 360° Canaloplasty + 90° - 180° Trab 360° Canaloplasty + 180° Trab 360° Canaloplasty + 180° - 360° Trab 360° Canaloplasty + 360° Trab Combination Cataract MIGS <15%1 Standalone MIGS >85%1 9

Pieces in place to deliver the benefits of Standalone Leading label and comprehensive treatment of conventional outflow pathway Significant investment in clinical trials, including multiple planned and ongoing OMNI studies Glaucoma Clinical Consultants educating POAG community Significant penetration among existing MIGS-trained surgeons Effective surgeon training program driving adoption OMNI efficacy, consistency and safety + Strong & growing base of adopted surgeons + Patient demand for better treatment alternatives + Methodical market education initiative 10

85% of glaucoma patients would be likely to get a Standalone intervention with OMNI if recommended by their doctor1 Development of Standalone MIGS Underway with OMNI Convert >5,600 MIGS-Trained Surgeons to OMNI Exceptional customer experience; hands-on training in dry labs and OR ~2,200 surgeons trained to use OMNI Penetrate Existing Combination Cataract MIGS Surgeons begin using OMNI in CC cases that are already on their schedule 913 ordering accounts in 2022Q3 Develop + Grow Underserved Standalone MIGS Educate patients and primary care eye doctors Work with OMNI customers to increase Standalone usage Company market research. Surgical Sales Representatives: train and support surgeons at ASCs and HOPDs + Strategic Account Managers: train and support surgeons at teaching institutions, VA hospitals Glaucoma Clinical Consultants: educate POAG community about potential benefits of Standalone interventions 11

ROMEO (Completed) GEMINI (Completed) TREY (Completed) Ongoing and Planned Trials 12-month multi-center retrospective real world study Elevated baseline IOP group: significant reduction in IOP and medications Controlled baseline IOP group: IOP controlled, significant reduction in medications Compelling and consistent data supported broad FDA cleared indication Multi-center retrospective real world study Standalone OMNI procedure in patients with a history of trabecular bypass stent + uncontrolled IOP Published in International Ophthalmology Targeted clinical program to meet specific commercial needs PRECISION IDE for canaloplasty alone indication for use Prospective and real-world study designs Standalone and Combination Cataract 12-month multi-center prospective, historic controlled N=150, Mild-to-Moderate, CC Significantly reduced IOP, medication use and daily fluctuations in IOP Outcomes confirmed by results from Hispanic subset Three published articles in peer-reviewed journals OMNI® Robust Clinical Roadmap MIGS Clinical Program 12 Note: Clinical trials, including their design, endpoints and timing, are subject to change at the Company’s discretion. Initial results may include preliminary data and interim analyses that are subject to change.

Dry Eye Disease ™

Dry Eye Disease and Meibomian Gland Dysfunction MEIBOMIAN GLANDS Dry Eye Disease (DED) can be extremely painful and can lead to permanent cornea damage and vision impairment MGD is present in the vast majority of diagnosed dry eye cases, linked to many prominent demographic, medical and sociological trends Clogged glands prevent meibum, an oily secretion that protects tears from premature evaporation, from reaching the tear DED treatment historically focused on aqueous deficiency and inflammation 38 million affected in U.S. (14 million diagnosed evaporative DED) 86% of DED caused by MGD $10 Bn U.S. TAM, hugely underserved 0% meaningful reimbursement for MGD procedures 13

Our Solution: TearCare® The Only Wearable Eyelid Technology designed to melt + remove meibomian gland obstructions Intuitive Design Designed for intuitive provider training and comfortable patient experience SmartLids™ are designed to conform to variable eyelid anatomy and heat glands to a steady temperature while allowing natural blinking Eyelid Therapy for Evaporative Dry Eye In patients with MGD, meibum hardens within the meibomian glands and forms obstructions TearCare delivers software and sensor-controlled, precise (41° C at the inner eyelid) and consistent (15 minutes) heat that has been clinically proven to melt gland obstructions Enables manual gland clearance by an ECP 14

TearCare® Cleared by FDA December 2021 December 2021 Indication for Use “For the application of localized heat therapy in adult patients with evaporative DED due to MGD, when used in conjunction with manual expression of the meibomian glands” Considerable benefits from expanded indication for use Reduce IOP in adult patients with POAG across the spectrum of disease severity Key step toward achieving ultimate IFU goal: treat signs and symptoms of DED due to MGD Backed by robust clinical data from OLYMPIA study; specifically mentions heat therapy and manual expression Enhances promotional capabilities: marketing collateral and sales reps can now explicitly address all key attributes of the TearCare System Allows patients and ECPs to have more intuitive understanding of the TearCare System’s ability to treat DED due to MGD Supported by favorable safety and efficacy data from our OLYMPIA RCT 15

1 Support Patient Access Strategy with Expanded Label and RCT Clinical Data vs. Rx Clinical and real-world data intended to support coverage, coding and payment Payor research: conducted eight 1:1s with medical directors from national and regional payors for feedback on our clinical programs (e.g., endpoints, value, messaging, pricing strategy) to drive patient access Goal: broad coverage and appropriate payment from private payors and Medicare for treating DED due to MGD Key Steps to Patient Access: Expand indications for use – ultimate IFU goal: “treat the signs and symptoms of evaporative DED due to MGD” Conduct SAHARA RCT, designed to provide key clinical data to support potential reimbursement decisions by third-party payors Utilize real-world prior authorization and claims data to demonstrate the value of TearCare® to payors Convert temporary Category III CPT code for TearCare to a permanent Category I CPT code Expand Indication 2 SAHARA 3 Real-World Claims 4 Category 1 Code 16

The OLYMPIA RCT OLYMPIA RCT (Completed) Head-to-head versus MGD device (LipiFlow®) Objective: To study effectiveness and safety of the TearCare System compared to LipiFlow® in reducing the signs and symptoms of DED Prospective multi‐center (10 sites), randomized controlled, masked 135 total subjects Completed with favorable results: Primary endpoint of non-inferiority to Lipiflow® met and no statistically significant differences between TearCare and LipiFlow® observed A single use of TearCare successfully reduced signs and symptoms of DED w/in 2 weeks In a post-hoc analysis, a significantly greater proportion of patients in the TearCare group showed improvements in at least one OSDI category from baseline compared to LipiFlow® 17 TearCare LipiFlow® Gupta P. TearCare for the Treatment of Meibomian Gland Dysfunction in Adult Patients With Dry Eye Disease: A Masked Randomized Controlled Trial. Cornea: September 29, 2021 doi: 10.1097/ICO.0000000000002837 Improvement by at least 1 OSDI category (p<0.05)

The SAHARA RCT Note: Clinical trials, including their design, endpoints and timing, are subject to change at the Company’s discretion. Initial results may include preliminary data and interim analyses that are subject to change. 2021 First patient, first visit 2Q 2021 2022 Enrollment completed 3Q 2022 2023 6-month read out of superiority endpoint expected 2H 2023 2024-25 12-month results expected 2H 2024 24-month results expected 2H 2025 18 SAHARA RCT (ongoing) Head-to-head vs. market leading DED Rx eyedrop Multi-center U.S. RCT; enrollment ongoing 24-month study period (n = 300) Designed with input from 8 payor medical directors with goal of driving reimbursement and coverage Goal: demonstrate safety and effectiveness of TearCare® procedures compared to Restasis® to treat the signs and symptoms of dry eye disease in adult patients 6-month period to study superiority to 2x / day use of Restasis® 18-24 month durability study period (Restasis® group crosses over) Primary outcome measures: tear break-up time, OSDI score

TearCare® Controlled Release Executing a controlled release of TearCare with ~10 direct outside sales reps since April 2019 (expanded to ~20 3Q 2022) Successful patient-pay adoption 878 facilities added (through 9/30/2022); sizable base of steady reordering accounts Eight consecutive quarters with sequential revenue growth Fair Access campaign launched April 2022 to engage physician and patient stakeholders to support insured access with fair physician reimbursement 19

26 New Product Overview ™

Four fundamental requirements to deliver consistent, effective and safe outcomes for patients Our Product Development Process Comprehensive Understanding of Disease Physiology Analyze available clinical data, science and literature to achieve sound understanding of disease Address the Underlying Causes Developing and marketing products designed to restore natural functionality of diseased eyes for optimal combination of effectiveness and safety Intuitive Design Innovate with intuitive, minimally invasive, user-friendly “go to” solutions and procedures for eyecare providers (ECPs) Patient Access Maximize availability and accessibility of solutions to patients with a data-driven approach and clinical rigor 20

Our product development initiatives further leverage: An unparalleled clinical understanding of the underlying causes of glaucoma & dry eye A differentiated and efficient development process Ongoing and substantial investment in specialized Sales, Marketing, Clinical and Market Access resources that are developing the deep, focused stakeholder relationships throughout eyecare Through OMNI and TearCare, substantial goodwill / credibility with ECPs that associates Sight Sciences with highly proprietary, “best-in-class” innovative treatments High-quality corporate infrastructure that has been built with specific lens on being able to scale with a high growth, diverse operating environment Lead the Glaucoma and Dry Eye Categories 1 2 3 4 5 Leverage Sight’s Proven Development Expertise and Commercial Infrastructure 21

Lead the Glaucoma and Dry Eye Disease Categories Portfolio will treat all severities of disease, ranging from mild to advanced Product suite will address the full continuum of care in tomorrow’s treatment paradigm + Portfolio will offer each of OTC, Sustained Rx, and Devices/Procedures Ability to treat patients in all appropriate care settings (home, in-office and operating room) Goal: global category leadership 22

Offer a Comprehensive Portfolio of Six Products SURGICAL GLAUCOMA PRODUCT DEVELOPMENT OVERVIEW 4. FDA-cleared canaloplasty followed by trabeculotomy 5. Canaloplasty alone IDE trial in process MILD TO MODERATE DISEASE In-office Injection of Sustained Release Pharmaceutical (Rx)* 1 MILD TO MODERATE DISEASE OR Performed Canal-based Glaucoma Surgery (MIGS) 4&5 MODERATE TO ADVANCED DISEASE OR Performed Suprachoroidal Implant (MIGS)* 6 MILD TO EARLY MODERATE DISEASE Implantable Canalicular Scaffold (MIGS)* 2 MILD TO EARLY MODERATE DISEASE Goniotomy 3 2022 Introduction 2023 Introduction (3rd Gen) 23 *This pipeline product is under development and is not commercially available

Over-the-counter Artificial Tear With A Differentiated Lipid Layer Technology* Dry Eye Disease Prescription Pharmaceutical Eyelid Ointment* Office-Based Eyelid Procedure Home-Based Eyelid Device Treatment* 1 2 4 Offer a Comprehensive Portfolio of Four Products DRY EYE DISEASE PRODUCT DEVELOPMENT OVERVIEW 3 Anticipated Late 2023 Next Gen Controlled Release 24 *This pipeline product is under development and is not commercially available

26 Financial Overview ™

Strong Financial Profile *Midpoint of Preliminary Q4 and FY22 Revenue estimates (unaudited) 25 Annual Revenue FY18-FY22E* CAGR: 76% Quarterly Revenue Q4E* Growth: +40% Y/Y, +10% Q/Q Preliminary FY22 Revenue Estimate (unaudited) Q4 Revenue: $20.4 - 20.6MM, +40% Y/Y, +10% Q/Q Surgical Glaucoma: $18.7 - 18.8MM, +35% Y/Y, +10% Q/Q Dry Eye: $1.7 - 1.8MM, +130% Y/Y, +9% Q/Q FY22 Revenue: $71.2 - 71.4MM, +46% Surgical Glaucoma: $65.5 - 65.6MM, +41% Dry Eye: $5.7 - 5.8MM, +134% ($ Millions) ($ Millions) $14.7 $14.9 $17.2 $18.7 $20.5 $7.5 $23.3 $27.6 $49.0 $71.3 * * * * 25

26 Appendix ™

OMNI® Clinical Timeline *Note: Clinical trials, including their design, endpoints and timing, are subject to change at the Company’s discretion. Initial results may include preliminary data and interim analyses that are subject to change. 26